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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 26, 2004

                                 Friedman's Inc.
             (Exact name of registrant as specified in its charter)

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

          Delaware                                 0-22356                               58-20583
(State or other jurisdiction              (Commission File Number)           (IRS Employer Identification No.)
     of incorporation)
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                             171 Crossroads Parkway
                             Savannah, Georgia 31422
                    (Address of principal executive offices)

                                 (912) 233-9333
              (Registrant's telephone number, including area code)


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                                TABLE OF CONTENTS
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Item 5.      Other Events.
Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits SIGNATURES
PRESS RELEASE
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Item 5. Other Events.

On May 26, 2004, Friedman's Inc. (the "Company") issued a press release announcing that the Board of Directors of the Company (the "Board") has created a Special Litigation Committee and the Board has voted, subject to certain conditions, to retain Kroll Zolfo Cooper LLC as restructuring advisors to the Company and to appoint representatives of Kroll Zolfo Cooper LLC as Chief Restructuring Officers. In addition, Robert W. Cruickshank has resigned his position as a member of the Board. The text of the press release, which is attached as Exhibit 99.1, is incorporated by reference into this Item.

On May 26, 2004, the Company notified the New York Stock Exchange (the "NYSE") that the Company would not appeal the NYSE's May 11, 2004 decision to delist the Company's class A common stock.


Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

        (c)  Exhibits

        The following exhibits are filed as a part of this report:

Exhibit
Number        Description
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99.1          Press Release dated May 26, 2004
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Friedman's Inc.
                                (Registrant)


Date: May 26, 2004              By:/s/ Allan M. Edwards
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                                   Allan M. Edwards
                                   Chairman of the Board of Directors

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